THE MANAGERS FUNDS

MANAGERS EMERGING MARKETS EQUITY FUND

Supplement dated March 12, 2009

to the Prospectus dated April 1, 2008

(as supplemented May 16, 2008, September 12, 2008, September 15, 2008, October 8, 2008, October 17, 2008,

October 23, 2008, December 5, 2008 and January 5, 2009)

The following information supplements and supersedes any information to the contrary relating to Managers Emerging Markets Equity Fund (the “Fund”), a series of The Managers Funds (the “Trust”), contained in the Fund’s Prospectus dated April 1, 2008, as supplemented May 16, 2008, September 12, 2008, September 15, 2008, October 8, 2008, October 17, 2008, October 23, 2008, December 5, 2008 and January 5, 2009 (the “Prospectus”).

At a meeting held on March 5-6, 2009, the Trust’s Board of Trustees approved the appointment of Schroder Investment Management North America Inc. (“Schroders”) as a new subadvisor (“Schroders” or the “Subadvisor”) to the Fund effective March 27, 2009. Therefore, effective March 27, 2009, all references to the Subadvisors to the Fund shall now refer to Rexiter Capital Management Limited (“Rexiter”) and Schroders.

With respect to the Fund, Managers Investment Group LLC (“Managers”) is responsible for managing and transferring a portion of the assets formerly managed by Rexiter to Schroders. Managers has employed a transition manager to assist with the transfer of assets. Until a portion of the assets formerly managed by Rexiter are transferred or sold, they remain invested in securities selected by Rexiter. Keitha L. Kinne is primarily responsible for overseeing the transition manager on behalf of Managers. Ms. Kinne is a Managing Partner and Chief Operating Officer of Managers and has held those positions since 2007, and has been the Chief Investment Officer of Managers since 2008. Previously, she served as Managing Director at Legg Mason & Co., LLC during 2006 and 2007, served as Managing Director at Citigroup Asset Management from 2004 to 2006, and also served as Senior Vice President of Prudential Investments from 1999 to 2004.

Effective March 27, 2009, the Prospectus is hereby amended as follows:

Under “Summary of the Funds – Managers Emerging Markets Equity Fund” on page twenty-four of the Prospectus, the section titled “Principal Investment Strategies” is hereby deleted and replaced with the following:

Principal Investment Strategies

The Investment Manager has selected Rexiter and Schroders as the Fund’s Subadvisors.

Rexiter seeks to keep the Fund diversified across a variety of markets, countries and regions. Typically, Rexiter selects stocks that it believes can generate and maintain strong earnings growth by:

•	Assessing the political, economic and financial health of each of the countries within which it invests in order to determine target country allocation for the portfolio.

•	Seeking to identify companies with quality management, strong finances and established market positions across a diversity of companies and industries within the targeted countries.

•	Selling a stock if:

—	It believes that the current stock price is not supported by its expectations regarding the company’s future growth potential; or

—	The political, economic, or financial health of the country changes.

Schroders employs a disciplined investment process that combines top-down country analysis with bottom-up stock selection.

•

A quantitative model drives country allocation decisions and countries are ranked based on the model output. Schroders then uses a team of global research analysts to rank stocks based on a combination of valuation, competitive advantage, and cash flow generation, among other factors.

•

Schroders invests in stocks and countries that it believes offer the potential for capital growth. In addition, Schroders considers the risk of local political and/or economic instability associated with particular countries and regions and the liquidity of local markets.

•	Schroders will sell securities when it believes they are fully priced or to take advantage of other investments it considers more attractive.

Furthermore, under “Summary of the Funds-Fund Management,” the first and last sentences in the sub-section titled “Managers Emerging Markets Equity Fund” on page forty-six of the Prospectus are hereby deleted and replaced with the following:

MANAGERS EMERGING MARKETS EQUITY FUND

Rexiter Capital Management Limited (“Rexiter”) and Schroder Investment Management North America Inc. (“Schroders”) each manage a portion of the Fund. Rexiter and its corporate predecessors have managed the entire Fund or a portion of the Fund since February 1998, the Fund’s inception. Schroders has managed a portion of the Fund since March 27, 2009.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 1.15% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to the Subadvisors.

In addition, the following information about Schroders shall be included under the sub-section titled “Managers Emerging Markets Equity Fund” on page forty-six of the Prospectus:

Schroders, located at 875 Third Avenue, New York, New York, 10022, Schroders is a wholly owned subsidiary of Schroders plc. Schroders had approximately $23.1 billion under management as of December 31, 2008. Schroders plc, Schroders ultimate parent, is a global asset management company with approximately $158.4 billion under management as of December 31, 2008. Schroders and its affiliates have clients that are major financial institutions including banks and insurance companies, public and private pension funds, endowments and foundations, high net worth individuals, financial intermediaries and retail investors. Allan Conway, James Gotto, Waj Hashmi, CFA, and Robert Davy are the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund. Mr. Conway, as Head of Emerging Markets Equities, also serves in an oversight capacity to the team. Mr. Conway has been an employee of Schroders since 2004. Mr. Conway was formerly, Head of Global Emerging Markets, WestLB Asset Management from 1998-2002 and Chief Executive Officer of WestAM (UK) Ltd from 2002-2004. Mr. Gotto is a Portfolio Manager of Schroders. He has been an employee of Schroders since 1991. Mr. Hashmi is a Portfolio Manager of Schroders. He has been an employee of Schroders since 2005. He joined Schroders from WestLB Asset Management, where had joined initially as a senior analyst, becoming Head of EMEA in 2000 and a Global Emerging Markets fund manager in 2002. Mr. Davy is a Portfolio Manager of Schroders. He has been an employee of Schroders since 1986.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

THE MANAGERS FUNDS

MANAGERS EMERGING MARKETS EQUITY FUND

Supplement dated March 12, 2009

to the Statement of Additional Information dated April 1, 2008

(as supplemented September 15, 2008, October 23, 2008, January 5, 2009 and January 22, 2009)

The following information supplements and supersedes any information to the contrary relating to Managers Emerging Markets Equity Fund (the “Fund”), a series of The Managers Funds (the “Trust”), contained in the Fund’s Statement of Additional Information dated April 1, 2008, as supplemented September 15, 2008, October 23, 2008, January 5, 2009 and January 22, 2009 (the “SAI”).

At a meeting held on March 5-6, 2009, the Trust’s Board of Trustees approved the appointment of Schroder Investment Management North America Inc. (“Schroders”) as a new subadvisor to the Fund effective March 27, 2009. Therefore, effective March 27, 2009, all references to the subadvisors to the Fund shall now refer to Rexiter Capital Management Limited (“Rexiter,” and together with Schroders, the “Subadvisors” and each a “Subadvisor”) and Schroders.

Effective March 27, 2009, the SAI is hereby amended as follows. All references to the Fund’s Subadvisors in the SAI shall now refer to Rexiter and Schroders. Additionally, the disclosure in the section titled “Subadvisors and Portfolio Managers of the Funds–Emerging Markets Equity Fund,” on page sixty-four of the SAI is supplemented with the following information with respect to Schroders (the information regarding Rexiter is not replaced):

Emerging Markets Equity Fund

Schroder Investment Management North America Inc. (“Schroders”)

Other Accounts Managed by the Portfolio Managers

Schroders has served as a Subadvisor to the Managers Emerging Markets Equity Fund since March 27 2009. Schroders is a wholly owned subsidiary of Schroders plc. Allan Conway, James Gotto, Waj Hashmi, Robert Davy are the portfolio managers jointly and primarily responsible for the day-to-day management of the portion of the Managers Emerging Markets Equity Fund managed by Schroders. Allan Conway also has an oversight role for the team as Head of Emerging Markets Equities. Information provided below relating to other accounts managed and Fund ownership by the portfolio managers is as of December 31, 2008

Portfolio Manager: Allan Conway
Type of Account	Number of Accounts Managed*	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	2	$236.3	None	$0
Other Pooled Investment Vehicles	18	$8,025.8	None	$0
Other Accounts	14	$2,379.2	2	$294.1

Portfolio Manager: James Gotto
Type of Account	Number of Accounts Managed*	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	2	$236.3	None	$0
Other Pooled Investment Vehicles	8	$1,708.7	None	$0
Other Accounts	7	$775.9	None	$0

Portfolio Manager: Waj Hashmi
Type of Account	Number of Accounts Managed*	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	2	$236.3	None	$0
Other Pooled Investment Vehicles	9	$6,454.9	None	$0
Other Accounts	9	$1,144.1	None	$0

Portfolio Manager: Robert Davy
Type of Account	Number of Accounts Managed*	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	2	$236.3	None	$0
Other Pooled Investment Vehicles	9	$1,727.4	None	$0
Other Accounts	8	$775.9	None	$0

*	Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

Potential Material Conflicts of Interest

Whenever a portfolio manager of a Fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to a Fund may be seen itself to constitute a conflict with the interest of the Fund.

Each portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by a Fund. Securities selected for funds or accounts other than such Fund may outperform the securities selected for the Fund. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Schroders’ compliance policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales. Also, potential conflicts of interest may arise since the structure of Schroders’ compensation may vary from account to account.

Schroders has adopted certain compliance procedures, including a Code of Ethics, that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Portfolio Manager Compensation

Schroders’ methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. The Fund’s portfolio managers are compensated for their services to the Fund and to other accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all Schroders employees. Base salary of Schroders employees is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, is benchmarked annually against market data to ensure competitive salaries, and is paid in cash. The portfolio managers’ base salary is fixed and is subject to an annual review and will increase if market movements make this necessary or if there has been an increase in responsibilities.

Each portfolio manager’s bonus is based in part on performance. Discretionary bonuses for portfolio managers are determined by a number of factors. At a macro level the total amount available to spend is a function of the compensation to revenue ratio achieved by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders’ clients. For each team, Schroders assesses the performance of their funds relative to competitors and to relevant benchmarks, which may be internally-and/or externally-based, over one and/or three year periods, the level of funds under management and the level of performance fees generated. Performance is evaluated for each quarter, year and since inception of the relevant Fund. The portfolio managers’ compensation for other accounts they manage may be based upon such accounts’ performance.

For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock. These employees may also receive part of the deferred award in the form of notional cash investments in a range of Schroders funds. These deferrals vest over a period of three years and are designed to ensure that the interests of the employees are aligned with those of the shareholders of Schroders.

For the purposes of determining the portfolio managers’ bonuses, the relevant external benchmarks for performance comparison vary. For global emerging markets mandates, the benchmark typically used is MSCI Emerging Markets Index (Net TR).

Portfolio Manager’s Ownership of the Fund

As of December 31, 2008, the Portfolio Managers did not own shares of the Managers Emerging Markets Equity Fund.

The following information is added in Appendix B under the heading “Emerging Markets Equity Fund”:

Schroder Investment Management North America Inc. (“Schroders”)

A copy of Schroders’ proxy voting guidelines is attached to this SAI as Appendix P.

The attachment to this Supplement titled “Schroders—Proxy Voting Policies and Procedures” is hereby added as Appendix P of the SAI.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

APPENDIX P

Schroder Investment Management

North America Inc.

(“Schroders”)

Statement of Policy and Procedures for Proxy Voting

Corporate Governance and Voting Policy for Schroders

Corporate Governance and Voting Policy: Our Core Principles

The following pages set out the issues we consider when determining how to vote.

All are subject to the overriding principle that we will vote and act to enhance returns for clients.

We will vote against any proposal or action by a company which would materially reduce shareholder rights or damage shareholder interests.

Strategy, Performance, Transparency and Integrity	Strategic Focus

Companies must produce adequate returns for shareholders. If a company is not making or will not make returns above the cost of capital, it should improve performance or consider returning underperforming capital to shareholders in a tax-efficient manner.

Shareholders’ Interests

We will oppose any proposal or action which materially reduces shareholders’ rights or damages shareholders’ interests.

Major corporate changes or transactions that in substance or effect materially dilute the equity or erode the economic interests or ownership rights of existing shareholders should not be made without the approval of shareholders.

With the exception of those that could reasonably be deemed insignificant, any transactions with related parties should not be made without prior independent shareholder approval.

Shareholders should be given sufficient information about any voting proposal to allow them to make an informed judgement when exercising their voting rights.

Companies should provide secure methods of ownership of shares. Further, there should be no unreasonable restrictions on the transfer of shares.

Corporate Governance and Voting Policy for Schroders

Reporting to Shareholders

The annual report and accounts of companies should be properly prepared, in accordance with relevant accounting standards.

Companies must communicate clearly with shareholders. This obligation extends to producing quality accounts and communicating timely and relevant information. Transparency, prudence and integrity in the accounts of companies are factors which are highly valued by investors.

Auditors

Audits provide a valuable protection to shareholders and should ensure the integrity of accounts.

In order to provide objectivity and a robust assessment of the accounts, the auditors should be independent. Where independence is compromised or perceived as being compromised due to a conflict of interest, a firm’s suitability as auditor will be called into question. Independence may be compromised, for example, where the level of non-audit work is excessive or inappropriate or where the auditors or relevant individuals have a connection with the company.

Internal Controls

The level of risk a company faces and the way a company manages those risks can have a significant effect on a company’s value and may determine whether the company can survive. We understand and recognise that risks must be taken. However, risks must be managed. Linked to this, internal controls should be in place to ensure a company’s managers and board are aware of the state of the business.

Boards and Management	Status and Role

The boards of the companies in which our clients’ monies are invested should consider and review the strategic direction, the quality of leadership and management, the internal controls and the operating performance of those companies.

Board members must be competent and have relevant expertise.

The board of directors, or supervisory board, (as an entity and each of its members as individuals) should be accountable to shareholders.

The discharge or indemnification of a board or management will not normally be supported where we are aware of outstanding issues or have concerns regarding that board or company.

Every member of the board (or supervisory body) should stand for re-election by shareholders no less than every three years.

Companies should disclose sufficient biographical information about directors to enable investors to make a reasonable assessment of the value they add to the company.

Corporate Governance and Voting Policy for Schroders

Board Structure

Boards should consider the balance of the board:

• The board should be balanced, such that no group dominates the board or supervisory body.

• There should be a material number of genuinely independent non-executives on the board or supervisory body.

Independent non-executives can give shareholders a degree of protection and assurance by ensuring that no individual or non-independent grouping has unfettered powers or dominant authority. However, the issue of independence is not, of itself, a measure of an individual’s value or ability to contribute as a board member.

Succession Planning

It is emphasised that the success of a company will be determined by the quality and success of its people. Appointing the right people is an essential part of this process. The process for selecting and retaining board members should therefore be robust and rigorous and ensure that the make up of the board remains appropriate and dynamic.

Performance Assessment

Boards should regularly undertake a review of their performance. A review of performance must not be an academic exercise. Any review should seek to consider the performance of individuals and the board as a whole. Any issues identified should be resolved through, if necessary, operational changes or changes of personnel.

It is an inevitable part of any organisation that there will be changes of staff – people might not have, or no longer have, the right skills, abilities or attitude to properly and successfully fulfil or continue in their role. This applies at all levels in an organisation. Thus, it is a natural and healthy process to have staff turnover, including at senior executive and board level.

Committees

Boards should appoint an audit committee and a remuneration committee, each consisting of independent non-executive board members.

Corporate Governance and Voting Policy for Schroders

Capital	Efficient Use of Capital

The objective of a company should be to earn a return on capital that at least exceeds the company’s weighted average cost of capital.

Companies should have efficient balance sheets that minimise the cost of capital, with an appropriate level of gearing. A shareholder-approved maximum limit should be placed on debt.

Where companies cannot or will not use capital efficiently, they should consider returning the capital to shareholders: the capital may then be allocated to investments earning an appropriate return.

Surplus capital should not be used for value-destroying acquisitions.

Share Buybacks

Companies repurchasing equity share capital should only exercise such authorities when it would be in the best interests of shareholders as a whole.

Issuing Shares

Companies should not propose general authorities to allow unlimited or substantial capital authorisations or blank cheque preferred stock. The creation of different classes of equity share capital must be fully justified.

Pre-emption Rights

Pre-emption rights are an important investor protection measure. We recognise that it is appropriate for companies to have a certain amount of flexibility to issue shares for cash without offering them first to shareholders on a pre-emptive basis.

Accordingly, authorities to issue shares non-pre-emptively should not exceed recognised market guidelines or practice or, in the absence of guidelines or a recognised practice, an overall limit of 10%.

We will consider powers to issue shares on a non-pre-emptive basis in excess of these limits, where a company can provide a reasoned case that the issue of shares on a non-pre-emptive basis (whether directly or, for example, through the issue of convertible bonds or warrants or for vendor placings) would be in the best interests of existing shareholders.

Share Voting Rights

Companies should provide strong arguments to justify the introduction or maintenance of equity shares with special voting rights, golden shares or other split capital structures.

Corporate Governance and Voting Policy for Schroders

Executive Remuneration	High calibre individuals are a vital component of success for any organisation. Remuneration policies should allow the recruitment and retention of these individuals and provide appropriate incentive arrangements which reward returns for shareholders.

In considering the pay arrangements of senior executives at companies, we are concerned with the structure of total compensation and to ensure that potential rewards are aligned with shareholder interests.

We recognise the value of high-calibre executives and note that it is likely that pay for these individuals will increase if companies are to retain them. Individuals in market economies have choice. If senior executives determine that it is in their financial best interests to work in other fields, for example private equity, the benefit of those individuals’ experience and abilities will be lost to quoted companies. Therefore, in order to hire the best individuals, it is necessary for companies to pay at levels which allow them to compete in the market to recruit successful executives. This market is a different market to that for the workforce generally and may cause increases in executive pay beyond the rate of increase of returns to shareholders and pay increases for the workforce generally. However, the existence of this effect does not justify unwarranted transfers of value to executives.

In formulating proposals remuneration committees and boards should, in particular:

•       avoid creating arrangements or policies that could result in excessive dilution of shareholders’ interests or create excessive or unwarranted costs. It is expected that average dilution through the commitment to issue shares to directors, executives and employees would not exceed 1% per year;

•       link significant elements of total remuneration to real performance and in particular focused on the achievement of above average performance (preferably evidenced through total shareholder return exceeding that of a suitable comparator group) and earning an economic profit;

• avoid arrangements that would encourage the destruction of shareholder value;

• achieve an appropriate balance between long- and short-term elements of pay;

• avoid service contracts and provisions providing compensatory arrangements in excess of one year, except following appointment where for a limited time a longer period may be acceptable;

•       appoint remuneration committees consisting only of independent non-executive directors. These committees should be responsible for determining and recommending to the board the pay policies in respect of executive directors and senior managers;

• not reprice, adjust, or otherwise amend stock options and awards.

Corporate Governance and Voting Policy for Schroders

Other Issues	Takeover Bids

Takeovers are an important part of an efficient market. However, we recognise that takeovers do not always create value for shareholders. Each case will be judged on its merits. Factors considered will include the quality of a company’s management, the prospects for the company’s share price and investors and, ultimately, whether the price offered should be accepted in the best interests of our clients.

Waivers, for which shareholder approval may be required, of any requirements to make a general offer will also be considered on their merits in each case.

Poison Pills and Takeover Defences

Poison pill arrangements, takeover defences or other equivalent arrangements have as their purpose the benefit of management rather than the owners of the company and are frequently contrary to shareholder interests. Such arrangements should not be introduced and existing arrangements that have been put in place should be removed.

Memorandum and Articles of Association/Regulations/Constitutions

The documents defining the constitution of a company are key documents providing protection to the interests of shareowners. Any changes to these documents should be clearly justified.

SRI & Corporate Social Responsibility

Companies should adopt appropriate, transparent policies on environmental and social responsibility and disclose these policies. As with our stance on governance issues, we will consider all social and corporate responsibility issues in the context of the value of a company. A separate document covering our policy in this area is available.

Fixed Income and Other Securities

The guidance in this paper summarises our position in respect of managing equity investments. Where necessary, we exercise voting and other rights in respect of bonds and other securities.